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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We have issued our report dated February 19, 1996, accompanying the consolidated financial statements and schedules included in the Annual Report of CWM Mortgage Holdings, Inc. on Form 10-K for the year ended December 31, 1995. We hereby consent to the incorporation by reference of said report in this Registration Statement of CWM Mortgage Holdings, Inc. on Form S-8.


/s/ GRANT THORNTON LLP

Los Angeles, California

July 26, 1996